UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2022
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

Departure of Director

On February 9, 2022, Carl Lee, Jr., a member of the Board of Directors (the “Board”) of Krispy Kreme, Inc. (“the Company”), notified Michael Tattersfield, the Chief Executive Officer of the Company, that he will not stand for reelection at the Annual Stockholders Meeting. Mr. Lee’s notice was accepted by the Company on February 9, 2022. At the time of acceptance, Mr. Lee was a member of the Remuneration & Nomination Committee of the Board.

Mr. Lee’s transition was not caused, in whole or in part, by a disagreement with the Company or the Board. Mr. Lee will remain a member of the Board until May 17, 2022.

The Company wishes to thank Mr. Lee for more than seven years of contributions to the Board. The Board also appreciates the effort and dedication that Mr. Lee tirelessly provided to the Company. The Company wishes him continued success in the future. In recognition of Mr. Lee’s contributions to the Company, the Board approved the acceleration of vesting for 28,079 restricted stock units held by Mr. Lee, to be effective on May 17, 2022.

Election of Director

On February 9, 2022, the Company elected Marissa Andrada to the Board of the Company. Ms. Andrada has been named to the Remuneration & Nomination Committee of the Board.

Ms. Andrada will participate in the Company’s director compensation program. A complete description of the Company’s director compensation program is set forth in the Company’s Prospectus, dated June 30, 2021, filed with the Securities and Exchange Commission (“Compensation Discussion and Analysis – Director Compensation Table”) and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Prospectus dated June 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: February 10, 2021

By:    /s/ Cathy Tang

Name:	Cathy Tang
Title:	Chief Legal Officer